EXHIBIT 32.2
                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ecoTECH Energy Group Inc., a Nevada corporation, (the "Company") on Form 10-Q for the period ending September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Barry Sheahan, Chief Financial Officer and Principal Accounting Officer of the Company, certify the following pursuant to Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


     (b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Barry Sheahan
--------------------------------
Barry Sheahan
Chief Financial Officer
Principal Accounting Officer
November 21, 2011